For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Thornburg Ultra Short Income FundSummary Prospectus

February 1, 2025	Class A: TLDAX | Class I: TLDIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2025, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund seeks current income, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 165, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 220, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fees	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.20%	none
Other Expenses	0.43%	0.29%
Total Annual Fund Operating Expenses	0.88%	0.54%
Fee Waiver/Expense Reimbursement(2)	(0.38)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.50%	0.30%

(1)Up to a 0.50% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.

(2)Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A and Class I expenses (excluding taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 0.50% and 0.30%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2026, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year) your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$275	$462	$665	$1,251
Class I Shares	$31	$149	$278	$654

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44.59% of the average value of its portfolio.

Thornburg Ultra Short Income Fund SUMMARY PROSPECTUS February 1, 2025

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Principal Investment Strategies

Thornburg Investment Management Inc. (“Thornburg”) actively manages the Fund’s holdings in pursuing the Fund’s investment goal. While Thornburg follows domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt obligations, and other factors, the Fund’s investments are determined by individual security analysis. The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, or to otherwise respond to current market conditions.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in (i) obligations of the U.S. government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the four highest ratings of S&P Global Ratings (AAA, AA, A, or BBB) or Moody’s Investors Services, Inc. (Aaa, Aa, A, or Baa) or, if no credit rating is available, judged to be of comparable quality by Thornburg. The Fund may purchase corporate debt, municipal securities, and short-term commercial paper and bankers’ acceptances, and the Fund may also purchase securities backed by an underlying pool of debt obligations, including mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, and collateralized debt obligations (sometimes referred to collectively as “structured products”). The Fund may purchase foreign securities of the same types and quality as the domestic securities it purchases when Thornburg anticipates foreign securities offer more investment potential. The Fund may invest in debt obligations which are rated by S&P Global Ratings or Moody’s Investors Services, Inc. at the time of purchase as below investment grade (commonly referred to as “junk” or “high yield” bonds) or, if no credit rating is available, are judged to be of comparable quality by Thornburg, but such investments will be less than 20% of the Fund’s net assets under normal conditions.

The Fund may also purchase or sell futures contracts or purchase or sell interest rate swaps or credit default swaps to hedge against a decline in the value of the Fund’s other investments or to manage portfolio duration.

Because the magnitude of changes in the value of interest-bearing obligations is greater for obligations with longer durations given an equivalent change in interest rates, the Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a portfolio of investments with a dollar-weighted average duration of normally no more than one half (0.5) of a year. Duration is a measure of estimated sensitivity to interest rate changes, and a debt obligation or a portfolio of obligations with a higher duration will typically be more sensitive to interest rate changes than an obligation or a portfolio with a lower duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 0.5 would be expected to change in price by approximately 0.5% in response to a 1% change in interest rates. There is no limitation on the duration or maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection, and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.  The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Principal Investment Risks

Although the Fund may acquire obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities and enterprises, neither the Fund’s net asset value nor its dividends are guaranteed by the U.S. government. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The Fund seeks higher income than is typically available, across market cycles, from investment in a money market fund. Consequently, if your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund’s share value will fluctuate, including as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – All securities owned by the Fund may be subject to default, delays in payment, adverse legislation or other government action, or could be downgraded by ratings agencies, reducing the value of the Fund’s shares. Securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations, are commonly regarded as having small exposure to credit risk. Obligations of certain U.S. government agencies, instrumentalities and government sponsored enterprises (sometimes referred to as “agency obligations”) are not direct obligations of the United States, may not be backed by the full faith and credit of the U.S. government, and may have a greater exposure to credit risk. Although the U.S. government is required by law to provide credit support for some agency obligations, there is no assurance that the U.S. government would provide financial support for any such obligation on a default by the issuing agency, instrumentality or enterprise in the absence of a legal requirement to do so. As of the date of this Prospectus, securities backed by the U.S. government, and the securities of U.S. government agencies, instrumentalities and enterprises that may be purchased by the Fund are rated “Aaa” by Moody’s Investors Services or “AA+” by S&P Global Ratings. Ratings agencies may reduce the ratings of any securities in the future.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Derivatives Risk – The Fund’s investments in futures, interest rate swaps, and credit default swaps involve the risks associated with the securities or other assets underlying those derivatives, including the risk of changes in the value of the underlying assets between the date that the Fund enters into the derivatives transaction and the date that the Fund closes out that transaction. The Fund’s investments in futures, interest rate swaps, and credit default swaps also involve the risk that the other party to the transaction will be unable or unwilling to perform its obligations to the Fund, that the Fund will be unable to sell or close its positions in such derivatives or will be delayed in doing so, and that the Fund will have difficulty valuing such derivatives.

Foreign Government Obligations Risk – Debt obligations may be issued by foreign governments and their agencies and instrumentalities, including the governments of developing countries and “supra-national” entities such as the International Bank for Reconstruction and Development. The Fund’s investments in these foreign debt obligations may be denominated in U.S. dollars or in foreign currencies. These securities, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. The governmental issuers of these debt obligations may be less willing or able than the U.S. to repay principal and interest when due, and they may require that the terms for payment be renegotiated. In some countries there may be political instability or insufficient government supervision of markets, and the legal protections for the Fund’s investments could be subject to unfavorable judicial or administrative changes. These risks may be more pronounced for the Fund’s investments in debt obligations issued by developing countries.

Foreign Investment Risk – Investments in the debt obligations of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes, or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. These risks may be more pronounced for investments in developing countries. In addition, some foreign government debt obligations may be subject to default, delays in payment, adverse legislation or government action, or could be downgraded by ratings agencies.

SUMMARY PROSPECTUS February 1, 2025 Thornburg Ultra Short Income Fund

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. When interest rates decrease, the Fund’s dividends may decline.

Liquidity Risk – Due to lack of demand in the marketplace or other factors, the Fund may not be able to sell promptly some or all of the obligations that it holds, or may only be able to sell obligations at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. For example, a fall in worldwide demand for U.S. government securities or general economic decline could lower the value of those securities.

Prepayment and Extension Risk – When market interest rates decline, certain debt obligations held by the Fund may be repaid more quickly than anticipated, requiring the Fund to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Fund may be repaid more slowly than anticipated, causing assets of the Fund to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Fund’s investments in mortgage-backed and asset-backed securities.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Issuers – The value of a debt obligation may decline in response to developments affecting the specific issuer of the obligation, even if other issuers or the overall economy are unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Structured Products Risk – Investments in securities that are backed by, or represent interests in, an underlying pool of securities or other assets, including investments in mortgage- and asset-backed securities and in collateralized mortgage obligations and collateralized debt obligations, involve the risks associated with the underlying assets (e.g., the risk of default by mortgagors whose mortgages are included in a mortgage-backed security or collateralized mortgage obligation), and may also involve the risk that distributions from the underlying assets will be inadequate to make interest or other payments to the Fund, the risk that the issuer of the securities will fail to administer the underlying assets properly or become insolvent, and the risk that the securities will be less liquid than other Fund investments.

U.S. Government Obligations Risk – U.S. government obligations are subject to the same risks affecting other debt obligations. Although securities backed by the full faith credit of the U.S. government are commonly regarded as having relatively less risk of default, it is possible that the U.S. government may be unwilling or unable to repay principal and interest when due and may require that the terms for payment be renegotiated. Further obligations that are backed by the full faith and credit of the U.S. government remain subject to the other general risks applicable to debt obligations, such as market risks, liquidity risks, and interest rate risks, and may be subject to ratings downgrades. U.S. government obligations also include obligations of U.S. government agencies, instrumentalities, and government-sponsored enterprises, commonly referred to as “agency obligations.” Some agency obligations are backed by the full faith and credit of the U.S. government, but other agency obligations have no specific backing or only limited support from the agency’s authority to borrow from the U.S. government or the discretionary authority of the Treasury to purchase obligations of the issuing agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 134 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Ultra Short Income Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A and Class I share performance to the Bloomberg U.S. Aggregate Total Return Index Value USD, a broad-based securities market index that represents the overall applicable market in which the Fund invests, and the ICE BofA U.S. Treasury Bill Index, an additional index that represents the market sectors which Thornburg believes are more representative of the Fund’s investment universe. These indexes are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2024. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	3.80%	6/30/2020
Lowest Quarterly Results	-1.66%	3/31/2020

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Thornburg Ultra Short Income Fund SUMMARY PROSPECTUS February 1, 2025

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

2/1/25
TH2949

Average Annual Total Returns

(periods ended 12-31-24)

Class A Shares	1 Year	5 YEARS	10 YEARS
Return Before Taxes	3.28%	2.54%	2.11%
Return After Taxes on Distributions	1.03%	1.24%	1.13%
Return After Taxes on Distributions and Sale of Fund Shares	1.91%	1.38%	1.19%
Bloomberg U.S. Aggregate Total Return Index Value USD (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%
ICE BofA U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	5.30%	2.48%	1.79%

Class I Shares	1 Year	5 YEARS	10 YEARS
Return Before Taxes	5.79%	3.04%	2.45%
Bloomberg U.S. Aggregate Total Return Index Value USD (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%
ICE BofA U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	5.30%	2.48%	1.79%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation, and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Lon Erickson, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2015.

Christian Hoffmann, cfa, a managing director and head of fixed income of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2023.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	$2,500
Individual Retirement Accounts	$2,000	N/A
All Others	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class I
	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 181 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.